POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  C. M. Harper
                                                C.M. Harper

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Robert A. Krane
                                                Robert A. Krane

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Mogens Bay
                                                Mogens Bay

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Carl E. Reichardt
                                                Carl E. Reichardt

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Ronald W. Roskens
                                                Ronald W. Roskens

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Marjorie M. Scardino
                                                Marjorie M. Scardino

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Walter Scott, Jr.
                                                Walter Scott, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Kenneth E. Stinson
                                                Kenneth E. Stinson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde and James P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 2000 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 2000.

                                                /s/  Clayton K. Yeutter
                                                Clayton K. Yeutter